                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         Sigmatron International, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                         SIGMATRON INTERNATIONAL, INC.
                              2201 LANDMEIER ROAD
                          ELK GROVE VILLAGE, IL 60007

                                                                 August 16, 2004

Notice of Annual Stockholders Meeting:

     You are hereby notified that the 2004 Annual Meeting of Stockholders of SigmaTron International, Inc. (the "Company") will be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Friday, September 17, 2004, for the following purposes:

        1. To elect two Class II directors to hold office until the 2007 Annual Meeting.

        2. To consider a proposal to ratify the selection of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending April 30, 2005.

        3. To consider and act upon a proposal to approve the adoption of the SigmaTron International, Inc. 2004 Employee Stock Option Plan.

        4. To consider and act upon a proposal to approve the adoption of the SigmaTron International, Inc. 2004 Directors' Stock Option Plan.

        5. Proposal to Amend the Certificate of Incorporation to increase the Number of Authorized Shares of Common Stock of the Company.

        6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 28, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and/or adjournments thereof.

     You are urged to attend the Meeting in person. Whether or not you expect to be present in person at the Meeting, please mark, date, sign and return the enclosed proxy in the envelope provided.

                                          By Order of the Board of Directors

                                          LINDA K. BLAKE
                                          Secretary

                         SIGMATRON INTERNATIONAL, INC.
                              2201 LANDMEIER ROAD
                          ELK GROVE VILLAGE, IL 60007


                      2004 ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 17, 2004


                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement and the accompanying proxy are furnished to stockholders of SigmaTron International, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2004 Annual Meeting of Stockholders (the "Meeting") to be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois, at 10:00 a.m. local time, on Friday, September 17, 2004, for the purposes set forth in the accompanying Notice of Meeting. The Proxy Statement, the form of proxy included herewith and the Company's Annual Report to Stockholders for the fiscal year ended April 30, 2004 are being mailed to stockholders on or about August 16, 2004.

     Stockholders of record at the close of business on July 28, 2004 are entitled to notice of and to vote at the Meeting. On such date there were outstanding 3,750,954 shares of Common Stock, par value $.01 per share (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

     Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter ("Broker Non-Votes"), those shares will not be considered as present and entitled to vote with respect to that matter.

     Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is made, such proxies will be voted FOR the election of all nominees named under the caption "Election of Directors" as set forth therein as directors of the Company, FOR the ratification of the selection of Grant Thornton LLP as the Company's Independent Auditors, FOR the adoption of the 2004 Employee Stock Option Plan, FOR the adoption of the 2004 Directors' Stock Option Plan and FOR the approval of the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 12,000,000. The ratification of the selection of auditors and the approval of each of the stock option plans requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. The approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. On this proposal, Broker Non-Votes will have the same effect as negative votes. Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy.

     As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

     The information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company and their transactions with the Company is based upon information received from each individual as of July 9, 2004.

                      HOLDINGS OF STOCKHOLDERS, DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of July 9, 2004 by (i) each director of the Company, (ii) each executive officer of the Company, (iii) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, and (iv) all directors and executive officers as a group. The address of directors and executive officers is c/o SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007.

                              BENEFICIAL OWNERSHIP

                                                              NUMBER OF
NAME                                                          SHARES(1)   PERCENT
----                                                          ---------   -------
BENEFICIAL OWNERS OF 5%
Cyrus Tang Revocable Trust (2)..............................   397,063     10.6%
  3773 Howard Hughes Pkwy., Ste. 350N
  Las Vegas, NV 89109
Tang Foundation for the Research of Traditional Chinese
  Medicine (2)..............................................   252,099      6.7%
  3773 Howard Hughes Pkwy., Ste. 350N
  Las Vegas, NV 89109
Fidelity Low-Price Stock Fund (5)...........................   254,100      6.8%
  82 Devonshire St. Boston, MA 02109

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
Gary R. Fairhead (3)........................................    78,203      2.1%
Gregory A. Fairhead (3).....................................    40,807      1.1%
John P. Sheehan (3).........................................    26,566        *
Linda K. Blake (3)..........................................    12,428        *
Daniel P. Camp (3)..........................................    17,833        *
John P. Chen................................................       200        *
Thomas W. Rieck (6) (8).....................................     4,099        *
Franklin D. Sove (4)........................................     1,000        *
Carl A. Zemenick............................................         0        *
William L. McClelland.......................................         0        *
Dilip S. Vyas...............................................         0        *
All directors and executive officers as a group(11).........   181,136      4.7%

---------------

 *  Less than 1 percent.

(1) Unless otherwise indicated in the footnotes to this table, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of Common Stock reflected in this table. As of July 20, 2004, 3,750,954 shares were outstanding, not including certain options held by various directors and officers as noted in subsequent footnotes.

(2) The sole beneficiary and trustee of Cyrus Tang Revocable Trust dated March 17, 1997 (the "Trust") is Cyrus Tang. Tang Foundation for the Research of Traditional Chinese Medicine is a not-for-profit foundation. This entity, as well as the Trust, whose combined ownership represents in excess of 17% of the outstanding Common Stock, is controlled by Cyrus Tang.

(3) The number of shares includes 28,203, 29,150, 26,565, 12,028 and 17,833 shares issuable upon the exercise of stock options granted to Gary R. Fairhead, Gregory A. Fairhead, John P. Sheehan, Linda K. Blake and Daniel P. Camp, respectively. Said options are deemed exercised solely for purposes of showing total shares owned by such employees.

(4) Franklin D. Sove is a former Vice President of Tang Industries, Inc.

(5) Number of shares owned by Fidelity Low-Price Stock Fund at December 31, 2003 as reported by FMR Corp. on Amended Scheduled 13G on February 16, 2004.

(6) Includes 4,099 shares issuable upon the exercise of director stock options granted in December 2001. Said options are deemed exercised solely for purposes of showing total shares owned by such non-employee directors.

(7) For purposes of calculating the total number of shares for all directors and executive officers as a group consists of 63,258 of shares and 117,878 of options are deemed exercised.

(8) In addition to the number of shares set forth on the Beneficial Ownership table, Mr. Rieck is also one of three trustees of Rieck and Crotty, P.C.'s profit sharing plan, which owns 7,000 shares of the Company's Common Stock as of July 9, 2004. Mr. Rieck abstains from all voting and investment decisions with respects to such shares.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company is required to report to stockholders those directors, officers and beneficial owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who fail to file timely reports of beneficial ownership and changes in beneficial ownership, as required by Section 16(a) of the Exchange Act. Upon a review of such reports, the Company believes that all reports were filed on a timely basis during the fiscal year ended April 30, 2004.

                            I. ELECTION OF DIRECTORS

     Pursuant to the Company's Certificate of Incorporation, the Board of Directors is divided into three classes of directors serving three-year terms. The terms of Class I directors (Messrs. Rieck and McClelland) expire in 2006; the terms of Class II directors (Messrs. Chen and Zemenick) expire in 2004; and the terms of Class III directors (Messrs. Gary Fairhead, Sove and Vyas) expire in 2005. All directors of each class will hold their positions until the annual meeting of stockholders at which time the terms of the directors in such class expire, or until their respective successors are elected and qualify.

           NOMINEES FOR ELECTION AS CLASS II DIRECTORS AT THE MEETING

     Two Class II directors are to be elected by a plurality of the stockholder votes cast at the Meeting, to serve until the 2007 Annual Meeting of Stockholders or until their successors shall be elected and shall qualify. The following persons have been nominated:

                                                                                              DIRECTOR OF
                                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS     COMPANY
NAME                                   AGE           AND OTHER PUBLIC DIRECTORSHIPS              SINCE
----                                   ---   ----------------------------------------------   -----------
John P. Chen.........................  50    Chief Financial Officer since 1994 of National      1994
  Class II                                   Material L.P., a steel processing, stamping and
                                             distribution company.

Carl A. Zemenick.....................  59    President and CEO since June 1990 of GF Office      2001
  Class II                                   Furniture, Ltd. LP, a furniture manufacturer.

     The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. THE ENCLOSED PROXY CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN TWO, THE NUMBER OF NOMINEES NAMED IN THIS PROXY STATEMENT.

                                             DIRECTOR WHOSE TERMS EXTEND BEYOND THE MEETING   DIRECTOR OF
                                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS     COMPANY
NAME                                   AGE           AND OTHER PUBLIC DIRECTORSHIPS              SINCE
----                                   ---   ----------------------------------------------   -----------
Thomas W. Rieck......................  59    Attorney and President of Rieck and Crotty,         1994
  Class I                                    P.C. Mr. Rieck was an executive officer of
                                             Circuit Systems, Inc. (CSI). CSI filed a
                                             petition for relief under Chapter II of the
                                             Bankruptcy Code in September 2000 and ceased to
                                             exist in 2003.

William L. McClelland................  75    Partner from 1977 to 2001 and has subsequently      2001
  Class I                                    retired from Tower Extrusion LTD, which is an
                                             aluminum extrusion, finishing and remelt
                                             company.

Gary R. Fairhead.....................  52    President and Chief Executive Officer. Gary R.      1994
  Class III                                  Fairhead has been President of the Company,
                                             since 1990. The Company provides electronic
                                             manufacturing services. Gary R. Fairhead and
                                             Gregory A. Fairhead, the Executive Vice
                                             President and Assistant Secretary of the
                                             Company, are brothers.

Franklin D. Sove.....................  70    Mr. Sove was Vice President from September 1998     1994
  Class III                                  through December 2002 and subsequently retired
                                             in 2002 from Tang Industries, Inc., a privately
                                             held company that manufactures and distributes
                                             industrial products.

Dilip S. Vyas........................  56    President since June 2004 of Wave Zero              1994
  Class III                                  Manufacturing LLC, a manufacturer of shielding
                                             devices for components used in the electronic
                                             industry. Mr. Vyas was self-employed from
                                             September 1998 to June 2004 and was a Director
                                             and Vice President of CSI until September 1998.

                II.  PROPOSAL TO RATIFY SELECTION OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors will recommend at the Meeting that the stockholders ratify the appointment of the firm of Grant Thornton LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Grant Thornton LLP was recommended by the Audit Committee and the Board of Directors for the fiscal year 2005.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP.

                  FISCAL 2003 AND 2004 AUDIT FIRM FEE SUMMARY

     During fiscal years 2003 and 2004, the Company retained its auditor, Grant Thornton LLP, to provide services in the following categories and amounts:

                                                            2003       2004
                                                           -------   --------
Audit Fees (a)...........................................  $73,542   $142,243
Audit-Related Fees (b)...................................   42,410     31,178
Tax Fees (c).............................................   73,446     91,675
All Other Fees (d).......................................    6,316     10,038

     (a) Fees for audit services billed in 2003 and 2004 consisted of:

        - Audit of the Company's annual financial statements

        - Reviews of the Company's quarterly financial statements

        - Statutory and regulatory audits, consents and other services related to Securities and Exchange Commission matters

     (b) Fees for audit-related services consisted primarily of services for Employee 401(k) Retirement Plan, consolidation issues and the startup of a wholly owned foreign enterprise.

     (c) Fees for tax services billed in 2003 and 2004 consisted of tax compliance and tax planning and advice:

         Fees for tax compliance services totaled $73,446 and $91,675 in 2003 and 2004, respectively. Tax compliance services consisted of:

        - Federal, state and local income tax return preparation

        - Assistance with tax return filings and compliance in certain foreign jurisdictions

        - Assistance with tax audits and amended tax returns

     (d) All other fees are general out of pocket expenses for administrative costs.

     As described in Audit Committee Charter, it is the Audit Committee's policy and procedure to review and consider and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by the independent auditors. The Audit Committee's pre-approval policy is included in the Audit Committee Charter which has been attached as Appendix A here to.

                III. APPROVAL OF 2004 EMPLOYEE STOCK OPTION PLAN

     On July 8, 2004, the Board of Directors of the Company adopted, subject to stockholder approval, the SigmaTron International, Inc. 2004 Employee Stock Option Plan (the "2004 Employee Plan"). The purpose of the 2004 Employee Plan is to permit the Company and its subsidiaries to attract and retain employees as individuals of initiative and ability and to provide additional employee incentives. If the 2004 Employee Plan is not approved by stockholders, options will be granted under the 1993 Employee Stock Option Plan to the extent options are available.

     On July 28, 2004 the last reported sale price of the Company's Common Stock on the Nasdaq Small-Cap Market, on which the Company's stock is listed, was $9.10 per share.

SUMMARY OF 2004 EMPLOYEE PLAN

     The 2004 Employee Plan will be construed, interpreted and administered by the Compensation Committee ("the Committee"). The Committee has the discretion to determine the individuals to whom options are granted, the number of shares subject to the options, the exercise price of the options (but in no event less than the minimum required in order to comply with applicable law), the period over which the options become exercisable, the term of the options (including the period after termination of employment during which an option may be exercised) and certain other provisions related to the options. Individuals who are selected to receive options will sign an option agreement with the Company setting forth the terms and restrictions applicable to their options.

     Under the 2004 Employee Plan, the Committee may grant options for an aggregate maximum of 240,000 shares of the Company's Common Stock to employees of the Company and its subsidiaries. The number of shares available for grant options under the Plan and the number of shares included in each outstanding option are subject to adjustment upon recapitalizations, stock splits or other similar events that cause changes in the Company's Common Stock. The Company must retain sufficient authorized but unissued shares of Common Stock to assure itself of its ability to perform its obligations under the 2004

Employee Plan. Shares of Common Stock underlying options that expire unexercised will be available for future option grants under the Plan.

     The plan provides for the grant of incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-statutory stock options that do not qualify as Incentive Options.

     The option exercise price per share for each option granted under the 2004 Employee Plan shall be not less than the closing price of the Common Stock on the Nasdaq Small-Cap Market on the trading day immediately preceding the date of grant. An option may be exercised by the payment of the exercise price (i) in cash or by check, (ii) through the exchange of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price,
(iii) through a broker-assisted "cashless" exercise transaction or (iv) by any other payment means approved by the Committee.

     The maximum term of options granted under the 2004 Employee Plan is ten years. Subject to that limitation, the Committee has discretion to decide the period over which options may be vested and exercised. In addition, unvested options will terminate immediately upon termination of employment, disability or death. All outstanding options granted under the 2004 Employee Plan shall immediately become exercisable in full upon a Corporate Transaction (as defined in the Plan and generally covering a sale of the Company) provided that the Corporate Transaction closes. Any options not exercised within that period expire.

     An optionee may exercise a Non-Statutory Option that has vested if the optionee has been employed by the Company continuously since the date the option was granted. If an optionee's employment is terminated for cause (as defined in the 2004 Employee Plan), the optionee has three months (or the remainder of the original term of the exercise period, whichever is shorter) to exercise any Non-Statutory Options vested as of the date of termination; all unvested Non-Statutory Options expire. If an optionee's employment is terminated for a reason other than for cause, including voluntary termination, death or disability, all unvested Non-Statutory Options expire while all vested Non-Statutory Options may be exercised for the remainder of their terms. The same provisions apply to Incentive Options except that an optionee whose employment is terminated must exercise vested Incentive Options within three months after the date of termination or the expiration of the original exercise period, whichever is shorter.

     Except as otherwise provided in the applicable option agreement, all options granted under the 2004 Employee Plan shall not be transferable unless
(a) the transfer is (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, (iii) to a Permitted Transferee, (as defined in the 2004 Employee Plan), or (iv) to a trust or other entity controlled by the optionee or a Family Member (as defined in the 2004 Employee Plan; generally family members or trusts or other entities controlled by the optionee or a family member); (b) the transfer is a gift; and (c) the option continues to be subject to the same terms as before the transfer.

     The Committee is authorized to condition the grant of options upon the receipt of the agreement by the optionee not to compete with the Company during the term of employment and for such period thereafter and containing such other terms as are determined by the Committee.

     No options have been granted under the 2004 Employee Plan.

INCOME TAX CONSEQUENCES

     Generally, for federal income tax purposes, Non-Statutory Options will not result in any taxable income to the optionee at the time of grant. The optionee will realize ordinary income, however, at the time of the exercise of the option, in an amount measured by the excess of the fair market value of the optioned shares at the time of exercise over the option exercise price, regardless of whether the exercise price is paid in cash or shares.

     Where ordinary income is recognized in connection with the exercise of an option, the Company will be entitled to a deduction in the amount of ordinary income so recognized, provided, among other things, that the Company complies with applicable tax withholding requirements.

     No income is recognized for federal income tax purposes when an Incentive Option is exercised and no deduction is available to the Company. Incentive Options will be taxed as Non-Statutory Options if shares of Common Stock purchased upon exercise of the Incentive Option are sold within one year after the exercise or two years after the date the Incentive Option is granted.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE 2004 EMPLOYEE PLAN.

               IV. APPROVAL OF 2004 DIRECTORS' STOCK OPTION PLAN

     On July 8, 2004 the Board of Directors of the Company adopted, subject to stockholder approval, the SigmaTron International, Inc. 2004 Directors' Stock Option Plan (the "2004 Directors' Plan"). The purpose of the 2004 Directors' Plan is to advance the interests of the Company by affording directors who are not employees of the Company the opportunity to acquire equity interests or increase their equity interests in the Company, as well as to encourage them to continue service as Directors of the Company. All options that are available to be granted under the 2000, 1997 and 1994 Directors' Stock Option Plans have been granted. If the 2004 Directors' Plan is not approved by the stockholders, there will not be any options available to grant to the Company's directors.

     On July 28, 2004 the last reported sale price of the Company's Common Stock on the Nasdaq Small-Cap Market, on which the Company's stock is listed, was $9.10 per share.

SUMMARY OF 2004 DIRECTORS' PLAN

     Under the 2004 Directors' Plan, the Committee will grant options for an aggregate maximum of 60,000 shares of the Company's Common Stock to Directors of the Company. Each non-employee director of the Company in office at the annual meetings of stockholders held in the years 2004 and 2005 will automatically be granted options to acquire 5,000 shares of Common Stock. The options will be fully vested when granted. The number of shares available for grant of options and the number of shares included in each outstanding option are subject to adjustment upon recapitalizations, stock splits or other similar events that cause changes in the Company's Common Stock. The Company must retain sufficient authorized but unissued shares of Common Stock to assure itself of its ability to perform its obligations under the 2004 Directors' Plan. Shares of Common Stock underlying options that expire unexercised will be available for future option grants under the 2004 Directors' Plan.

     The option exercise price per share for each option granted under the 2004 Directors' Plan shall be equal to the closing price of the Common Stock on the Nasdaq Small-Cap Market on the date of grant. An option may be exercised by the payment of the exercise price (i) in cash or by check, (ii) through the exchange of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price, (iii) through a broker-assisted "cashless" exercise transaction or (iv) by any other payment means approved by the Committee.

     The exercise period for options granted under the 2004 Directors' Plan is ten years. Options shall continue to be exercisable pursuant to their terms notwithstanding the death, disability or retirement of the optionee; provided, however, that if an optionee's directorship is terminated for one of the reasons set forth in the 2004 Directors' Plan (similar to termination for cause), the optionee must exercise the options within three months after the date of termination or within the original exercise period, whichever is shorter. Also, all options must be exercised in full within thirty days before the closing of a Corporate Transaction (as defined in the 2004 Directors' Plan and generally covering a sale of the Company); any options not exercised within that period expire.

     Options granted under the 2004 Directors' Plan shall not be transferable unless (a) the transfer is (i) by will or the laws of descent and distribution,
(ii) pursuant to a qualified domestic relations order, (iii) to a Permitted Transferee, (as defined in the 2000 Directors' Plan), or (iv) to a trust or other entity controlled by the optionee or a Family Member (as defined in the 2004 Directors' Plan; generally family members or trusts or other entities controlled by the optionee or a family member); (b) the transfer is a gift; and (c) the option continues to be subject to the same terms as before the transfer.

     Had the 2004 Directors' Plan been in effect during the Company's last fiscal year, then, on the date of last year's annual meeting of stockholders, which was September 19, 2003, each of the Company's six non-employee directors (Messrs. Chen, McClelland, Rieck, Sove, Vyas and Zemenick) would have received an option to purchase 5,000 shares of Common Stock at an exercise price of $23.10 per share.

INCOME TAX CONSEQUENCES

     Options granted under the 2004 Directors' Plan will be non-statutory options not entitled to special tax treatment under Section 422 of the Code. The discussion of the tax treatment of the Non-Statutory Options in the section entitled "Approval of 2004 Employee Stock Option Plan" applies to options granted under the 2004 Directors' Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE 2004 DIRECTORS' PLAN.

          V. INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

INCREASE IN AUTHORIZED COMMON STOCK

     Currently, the Company's authorized capital stock under its Certificate of Incorporation is 6,000,000 shares of Common Stock and 500,000 shares of preferred stock. As of July 20, 2004, of the 6,000,000 shares of the Company's Common Stock presently authorized, 3,750,954 shares were issued and outstanding, and 328,772 share were reserved for issuance to certain members of management and outside non-management directors under the Company's existing stock option plans. As a result, there are now only 1,920,274 authorized shares of the Company's Common Stock that are not reserved and that may be issued for any future business purposes by the Company as approved by the Company's Board of Directors.

     The Board of Directors recommends that the stockholders vote FOR the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 12,000,000 for the reasons more fully set forth below.

     No change is being sought in the number of authorized shares of preferred stock. The Company will continue to have 500,000 authorized shares of preferred stock, none of which are issued as this time.

REASONS FOR AND EFFECTS OF THE PROPOSAL

     The Board of Directors has approved for submission to the Company's stockholders, and recommends that the Company's stockholders approve, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 6,000,000 to 12,000,000.

     The Company anticipates that it will require in the future a greater number of authorized shares of Common Stock than is currently available under its Certificate of Incorporation. The Company's management regularly reviews a range of possible financing transactions, including the issuance of the Company's Common Stock.

     The availability of additional authorized shares will enable the Company's Board of Directors to act with flexibility when and as the need arises to issue additional shares in the future without the delays necessitated by having to obtain a stockholder vote and to take advantage of changing market and financial conditions in a more timely manner. Among the reasons for issuing additional shares would be to employees and directors pursuant to any option, stock ownership or other benefit plans or employment agreements, in public or private offerings as a means of obtaining additional capital for the Company's business, as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets, and to satisfy any current or future financial obligations of the Company.

     The Company's Board of Directors has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company, which may adversely affect the ability of the Company's stockholders to obtain a premium for their shares of the Company's Common Stock.

     The proposed increase in the number of authorized shares of Common Stock will not change the number of shares of Common Stock outstanding or the rights of the holders of such stock. Other than for the possibility of issuing new shares of Common Stock upon the exercise of outstanding stock options, the Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment to the Certificate of Incorporation. However, the Company may issue shares of Common Stock in purchasing the interests of the limited partners of SMT Unlimited, L.P. If such a transaction were to occur, the number of shares involved would not exceed the current number of authorized shares and the additional shares to be authorized by this proposal will not be utilized for such a transaction. Any issuance of additional shares of Common Stock could reduce the current stockholders' proportionate interests in the Company, depending on the number of shares issued and the purpose, terms and conditions of the issuance or experience a temporary increase in market price that could result from such an attempt. Also, the issuance of stock to persons supportive of the Board of Directors could make it more difficult to remove incumbent management and directors from office. Although the Board of Directors intends to issue Common Stock only when it considers such issuance to be in the best interest of the Company, the issuance of additional shares of Common Stock may have, among others, a dilutive effect on earnings per share of Common Stock and on the equity and voting rights of holders of shares of Common Stock. The Board of Directors believes, however, that the benefits of providing the flexibility to issue shares without delay for any business purpose outweigh any such possible disadvantages.

     Ownership of shares of Common Stock entitles each stockholder to one vote per share of Common Stock. Holders of shares of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. Stockholders wishing to maintain their interest, however, may be able to do so through normal market purchases.

APPRAISAL RIGHTS

     Under Delaware law and the Company's Certificate of Incorporation, no appraisal rights are available to dissenting stockholders with regard to the corporate action contemplated by the above Proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 12,000,000.

CORPORATE GOVERNANCE

     Our Board of Directors determined that each of Messrs. Chen, McClelland, Rieck, Sove and Zemenick are independent under the rules of the Nasdaq Small-Cap Market. Messrs Gary Fairhead, and Vyas are not independent under those rules. As a result, our Board currently has a majority of independent directors under the rules of the Nasdaq Small-Cap Market. In addition, our Board of Directors has determined that our independent directors will have regularly scheduled meetings at which only the independent directors are present. Our Board of Directors has also established an Audit Committee, Compensation Committee and a Nominating Committee and adopted charters for each of these committees. We believe that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of, the Sarbanes-Oxley Act of 2002, the current rules of the Nasdaq Small-Cap Market and Securities and the Exchange Commission rules and regulations.

DIRECTOR COMMITTEES; BOARD MEETINGS

     The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee.

     The functions of the Audit Committee include: (1) selection, evaluation, and where appropriate, replacement of the independent accountants; (2) pre-approval of audit and permitted non-audit services to be performed by the independent accountants; (3) review of the scope of the audit; (4) reviewing, with the independent accountants, the corporate accounting practices and policies and recommending to whom reports should be submitted within the Company; (5) reviewing the final report of the independent accountants; (6) reviewing accounting controls; and (7) being available to the independent accountants and management for consultation purposes. The Audit Committee is comprised of three members: Messrs. Rieck, Sove (Chairman) and Vyas. On July 8, 2004 Mr. Chen resigned from the Audit Committee and Mr. Vyas joined the Audit Committee. The Board of Directors has determined that each of the members is independent as defined by the Rules of the Securities and Exchange Commission. The Board also determined that Messrs. Rieck and Sove are independent and Mr. Vyas is not independent under the Nasdaq listing standards based upon Mr. Vyas' role as a manager of SMD International L.L.C., which sold real estate to the Company in November, 2003. The Board of Directors has further determined that membership of Mr. Vyas on the Audit Committee is in the best interest of the Company and its stockholders, based upon Mr. Vyas' experience in finance at another public company and his acumen developed in connection with his own business ventures. Mr. Rieck has been determined to be an Audit Committee financial expert as defined in Item 401 of Regulation S-K. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement.

     The functions of the Compensation Committee are to review and recommend to the Board of Directors annual salaries and bonuses for all executive officers and review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto and administer the Company's stock option plans. Messrs. Rieck, Chen and Zemenick are members of the Compensation Committee. On July 8, 2004 Mr. Vyas resigned from the Compensation Committee and Mr. Zemenick joined the Committee.

     The functions of the Nominating Committee are to review and recommend to the Board of Directors the size and composition of the Board and a slate of nominees for each election of members to the Board of Directors, to review and recommend changes to the number, classification, and term of directors, to identify and recommend to the Board candidates to fill appointments to Board committees, to develop, assess and make recommendations to the Board concerning appropriate corporate policies and to receive and review nominations by stockholders with regard to the nomination process. The members of the Nominating Committee are Messrs. Chen, McClelland and Zemenick. The Board of Directors has determined that each of the members is independent under the Nasdaq listing standards. The charter for the Nominating Committee is available on the Company's website at www.sgmaintl.com.

     In evaluating and determing whether to recommend a person as a candidate for election as a director, the Nominating Committee's criteria reflects the requirements of the recently adopted Nasdaq rules with respect to independence and the following factors; the needs of the Company with respect to the particular talents and experience of its directors; personal and professional integrity of the candidate; level of education and/or business experience; broad-based business acumen; the level of understanding of the Company's business and the electronic manufacturing services industry; strategic thinking and a willingness to share ideas; and diversity of experiences, expertise and background. The Committee will use these criteria to evaluate all potential nominees.

     The Nominating Committee will consider proposed nominees whose names are submitted to it by stockholders. It does not have a formal process for that consideration. The Nominating Committee has not adopted a formal process because it believes that its information consideration process has been adequate because historically stockholders have not proposed any nominees. The Nominating Committee intends to review periodically whether a more formal process should be adopted. Stockholder nominations, however, must comply with the notice provisions of the Company's by-laws. Generally, such notice must be received by the Secretary of the Company not less than 60 days and no more than 90 days prior to a regularly scheduled annual meeting of stockholders, or within 10 days after receipt of notice of an annual meeting of stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

     The Board of Directors held nine meetings either in person or by telephone conference during the fiscal year ended April 30, 2004. The Compensation Committee held one meeting in person or by telephone conference and the Audit Committee held four meetings in person or by telephone conference during fiscal 2004. The Nominating Committee held one meeting during fiscal 2004. All directors attended at least 75% of the aggregate of the board meetings and committees of which they were members. The Company has a policy of encouraging all directors to attend the annual meeting of stockholders. All directors attended the Company's 2003 annual meeting of stockholders.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Stockholders can contact the Board of Directors or any of the individual directors by contacting: Franklin D. Sove, Chairman of the Board, by e-mail at invest1@sgmaintl.com. Inquiries will be reviewed, sorted and summarized by the Chairman of the Board before they will be forwarded to the Board or to an individual director.

COMPENSATION OF DIRECTORS

     Non-employee directors are entitled to be paid $1,500 per month, which has been increased to $1,750 per month beginning August 1, 2004. Directors who serve on the Audit Committee are paid an additional $1,000 per month, and directors who serve on the Compensation Committee are paid an additional $250 per month. Beginning August 1, 2004 directors who serve on the Nominating Committee are paid an additional $250 per month. In addition, under the 2000 Directors' Stock Option Plan, non-employee directors received a grant of options to acquire 7,500 shares of Common Stock at the September 2000, December 2001 and September 2002 annual stockholders' meetings. Such options are exercisable for ten years from the respective date of grant at a price based on the price of the Common Stock on the respective grant dates. In addition, under the proposal to approve the 2004 Directors' Stock Option Plan non-employee directors will receive a grant of options to acquire 5,000 shares of Common Stock at the September 2004 and September 2005 annual stockholders meeting. Such options are exercisable for ten years from the respective date of grant at a price based on the price of the Common Stock on the respective grant dates.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of all compensation paid by the Company for its fiscal years ended April 30, 2004, 2003 and 2002 to the Company's Chief Executive Officer and each executive officer of the Company whose total annual salary and bonus for such year exceeded $100,000:

                                                  ANNUAL COMPENSATION     LONG-TERM
                                                  -------------------    COMPENSATION    ALL OTHER
                                                   SALARY     BONUS         AWARDS      COMPENSATION
NAME AND PRINCIPAL POSITION                         ($)        ($)        OPTIONS(#)        (4)
---------------------------                       --------   --------    ------------   ------------
Gary R. Fairhead.........................  2004   172,308    310,000(1)          0          300
  President and Chief Executive Officer    2003   172,563    310,000(2)          0          300
                                           2002   166,660     83,000(3)     82,950          300

Gregory A. Fairhead......................  2004   162,669    285,000(1)          0          300
  Executive Vice President -- Operations
  and                                      2003   160,428    260,500(2)          0          300
  Assistant Secretary                      2002   151,296     73,500(3)     87,450          300

John P. Sheehan..........................  2004   125,446    220,000(1)          0          300
  Vice President-Director of Materials
  and                                      2003   122,599    210,000(2)          0          300
  Assistant Secretary                      2002   111,452     62,000(3)     79,700          300

Linda K. Blake...........................  2004   118,785    220,000(1)          0          300
  Chief Financial Officer, Vice
  President-                               2003   110,289    210,000(2)          0          300
  Finance, Treasurer and Secretary         2002   100,221     62,000(3)     36,200          300

Daniel P. Camp...........................  2004   139,654    175,000(1)          0          300
  Vice President-China Operations          2003   136,500    160,000(2)     10,000          300
                                           2002   130,000     56,000(3)     26,500          300

---------------

(1) Represents bonus earned in fiscal 2004 and paid in fiscal 2004 and 2005.

(2) Represents bonus earned in fiscal 2003 and paid in fiscal 2003 and 2004.

(3) Represents bonus earned in fiscal 2002 and paid in fiscal 2002 and 2003.

(4) Represents the matching to the Company's 401(k) plan contribution which the Company made on behalf of each named officer.

                 OPTION GRANT AND EXERCISES IN LAST FISCAL YEAR

     There were no options granted to executive officers of the Company in fiscal 2004.

                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth certain information with respect to each named executive officer of the Company concerning the exercise of options during the fiscal year ended April 30, 2004, as well as any unexercised options held as of the end of such fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                 NUMBER OF SHARES       VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS
                                    SHARES                     OPTIONS AT FY-END (#)       AT FY-END ($)
                                 ACQUIRED ON       VALUE           EXERCISABLE/             EXERCISABLE/
NAME                             EXERCISE (#)   REALIZED($)        UNEXERCISABLE           UNEXERCISABLE
----                             ------------   -----------   -----------------------   --------------------
Gary R. Fairhead...............    108,790       1,955,510         28,203/28,203          223,086/223,086
Gregory A. Fairhead............    108,700       2,317,209         29,150/29,150          230,577/230,577
John P. Sheehan................    103,534       1,977,638         26,566/26,566          210,134/210,134
Linda K. Blake.................     56,132         906,685         12,068/12,068            95,455/95,455
Daniel P. Camp.................     35,700         761,071          17,833/6,667           135,093/40,802

                      EQUITY COMPENSATION PLAN INFORMATION

     The following tables provides information as of the fiscal year ended April 30, 2004 with respect to shares of Common Stock that may be issued under the Company's existing equity compensation plans, as detailed below:

                                                  (A)                     (B)                      (C)
                                                  ---                     ---                      ---
                                                                                          NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE FOR
                                         NUMBER OF SECURITIES                             FUTURE ISSUANCE UNDER
                                           TO BE ISSUED UPON        WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                        EXERCISE OF OUTSTANDING    EXERCISE PRICE OF        PLANS (EXCLUDING
                                           OPTIONS, WARRANTS      OUTSTANDING OPTIONS,   SECURITIES REFLECTED IN
PLAN CATEGORY                                 AND RIGHTS          WARRANTS AND RIGHTS          COLUMN (A)
-------------                           -----------------------   --------------------   -----------------------
Equity compensation plans approved by
  security holders
--Employee Stock Option Plan 1993.....            6,000                  $8.71                   178,154
--Employee Stock Option Plan 2000.....          140,519                  $2.43                         0
--Director Stock Option Plan 2000.....            4,099                  $3.69                         0
                                                -------                  -----                   -------
Equity compensation plans not approved
  by Security holders.................                *                      *                         *
                                                -------                  -----                   -------
       Total..........................          150,618                                          178,154

---------------

* Not applicable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee during the 2004 fiscal year was comprised of Messrs. Rieck, Chen, and Vyas. Mr. Vyas resigned on July 8, 2004 and was replaced by Mr. Zemenick. None of the members of the Compensation Committee has ever been an officer or employee of the Company. No Compensation Committee interlocking relationships exist as to Messrs. Rieck, Chen and Zemenick. See "Certain Transactions" for a description of the transactions between the Company and SMD International, LLC. Mr. Vyas is a Manager of SMD International, LLC.

                         REPORT OF THE AUDIT COMMITTEE

     The functions of the Audit Committee include: (1) selection, evaluation, and where appropriate, replacement of the independent accountants; (2) pre-approval of audit and permitted non-audit services to be performed by the independent accountants; (3) review of the scope of the audit; (4) reviewing, with the independent accountants, the corporate accounting practices and policies and recommending to whom reports should be submitted within the Company; (5) reviewing the final report of the independent accountants; (6) reviewing accounting controls; and (7) being available to the independent accountants and management for consultation purposes. The Audit Committee is comprised of three members: Messrs. Rieck, Sove (Chairman) and Vyas. On July 8, 2004 Mr. Chen resigned from the Audit Committee and Mr. Vyas joined the Audit Committee. The Board of Directors has determined that each of the members is independent as defined by the Rules of the Securities and Exchange Commission. The Board also determined that Messrs. Rieck and Sove are independent and Mr. Vyas is not independent under the Nasdaq listing standards based upon Mr. Vyas' role as a manager of SMD International L.L.C., which sold real estate to the Company in November 2003. The Board of Directors has further determined that membership of Mr. Vyas on the Audit Committee is in the best interest of the Company and its stockholders, based upon Mr. Vyas' experience in finance at another public company and his acumen developed in connection with his own business ventures. Mr. Rieck has been determined to be an Audit Committee financial expert as defined in Item 401 of Regulation S-K. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the audited financial statements with management, and discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61 (Codification of Statements on Auditing Standards, AU sec. 380), as the same may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as the same may be modified or supplemented, and has discussed with the independent accountants the independent accountants' independence. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

THIS REPORT IS SUBMITTED BY THE MEMBERS OF THE COMMITTEE.

                                          Franklin D. Sove (Chairman)
                                          Thomas W. Rieck
                                          Dilip S. Vyas

STOCK PRICE PERFORMANCE GRAPH

     The following performance graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from May 2000 through April 2004 with the cumulative total return on (i) a group consisting of the Company's peer corporations on a line-of-business (the "Peer Group") and (ii) the Nasdaq Composite Index (Total Return). The comparison assumes $100 was invested on May 1, 2000 in the Company's Common Stock, the Peer Group (allocated equally among each of the Peer Group members), and the Nasdaq Composite Index and assumes reinvestment of dividends, if any. The Peer Group consists of IEC Electronics Corp., Nortech Systems Inc., SMTEK International, Inc., and Simclar Inc. (formerly known as Techdyne, Inc.)

     Comparison of five year cumulative total among SigmaTron International, Inc., the Peer Group, and the Nasdaq Composite Index (Total Return).

                              [PERFORMANCE GRAPH]

---------------------------------------------------------------------------------------------------------
                                                   BASE
                                                  PERIOD
               COMPANY NAME/INDEX                 APR 99   APR 00   APR 01   APR 02   APR 03   APR 04
---------------------------------------------------------------------------------------------------------
  SIGMATRON INTERNATIONAL INC                      100     108.98   24.50    85.25    143.75   252.75
---------------------------------------------------------------------------------------------------------
  NASDAQ U.S. INDEX                                100     151.46   82.85    66.62    58.18    76.10
---------------------------------------------------------------------------------------------------------
  PEER GROUP                                       100     71.92    69.23    61.77    39.77    86.93
---------------------------------------------------------------------------------------------------------

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     The Company's executive compensation policy is to provide a total compensation and benefit package to enable it to attract, retain, and incentivize talented executives. Total compensation includes base salary, annual cash bonuses, long-term incentives and employee benefits. Guiding principles include offering an overall competitive package consisting of (a) base salary and employee benefits; and (b), to assure that management's interest are closely aligned with those of stockholders, performance-based incentives, including annual cash bonuses and long-term stock-based incentives based on overall Company financial results and individual contributions thereto. The Company seeks to reward outstanding executive performance contributing to superior Company operating results and enhanced stockholder value.

     The Board of Directors administers the Company's executive compensation policy through its Compensation Committee. The base salary and annual cash bonuses of the President and the Chief Executive Officer and the executive officers of the Company is determined by the Board of Directors acting on the recommendations of its Compensation Committee. Stock Options may be granted to key employees of the Company as determined by the Compensation Committee pursuant to the Company's 1993 and 2000 Stock Option Plans. The President and Chief Executive Officer recommends to the Compensation Committee the base salaries, annual cash bonuses and stock options, if any, to be paid, and, in the case of stock options, awarded, to all executive officers, based upon guidelines prescribed by the Compensation Committee.

REPORT OF 2004 COMPENSATION OF EXECUTIVE OFFICERS

     The President and Chief Executive Officer recommended to the Compensation Committee the base salaries and cash bonuses to be paid to the executive officers. After discussion, the Compensation Committee approved the base salaries and cash bonuses recommended, and then the entire Board of Directors adopted the recommendation. The Compensation Committee did not grant additional stock options to executive officers during fiscal 2004.

REPORT OF 2004 COMPENSATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER

     The compensation for the Company's President and Chief Executive Officer is set within the philosophy and policy identified above for all executive officers. In setting the salary and determining the cash bonus of the President and Chief Executive Officer of the Company, the Compensation Committee considered many factors, with particular attention given to the Company's most recent exceptional financial results and aggressive international expansion program.

     Section 162(m), added to the federal Internal Revenue Code by the Omnibus Budget Reconciliation Act of 1993 (the "Act"), denies publicly held corporations a deduction for compensation in excess of $1 million per year paid or accrued with respect to certain executives in taxable years beginning on or after January 1, 1994, except to the extent that such compensation qualifies for an exemption from that limitation.

     The deduction limitation has no effect on the Company's ability to deduct payments made (or deemed made for tax purposes) in fiscal year 2004 to the named executive officers listed in the summary compensation table. The limitation, however, could affect the ability of the Company and its subsidiaries to deduct compensation paid to such officers in fiscal year 2005 and subsequent years. The Company intends to take appropriate action to comply with the Act so that deductions will be available to it for all compensation paid to its executive officers to the extent practicable in fiscal 2005.

THIS REPORT IS SUBMITTED BY THE MEMBERS OF THE COMMITTEE.

                                          Thomas W. Rieck (Chairman)
                                          John P. Chen
                                          Carl A. Zemenick

                              CERTAIN TRANSACTIONS

     The Company had a related-party transaction with Circuit Systems, Inc., which filed for protection under Chapter 11 of the Federal bankruptcy code, and is now known as Circuit Systems, Inc. Liquidating Grantor's Trust, dated October 14, 2001 ("CSI"), a former stockholder of the Company. CSI divested itself of the investment in Common Stock of the Company in April 2001. The transaction primarily involved the leasing of operating space. The Company leased space in Elk Grove Village, Illinois, at a base rental of $33,800 per month, with an additional $7,000 per month for property taxes. The lease required the Company to pay maintenance and utility expenses. Subsequent to the renewal agreement, CSI sold the building to a non-related party. The Company's exercise of the renewal option was acknowledged by the new owner. Rent and property tax expense related to the agreement totaled approximately $270,000 from May 2003 through mid-November 2003 and $495,000 and $493,000 for the twelve month periods ended April 30, 2003 and 2002, respectively.

     On November 19, 2003 the Company purchased the Elk Grove Village, Illinois property that serves as the Company's corporate headquarters and its midwestern manufacturing facility from SMD International, L.L.C. ("SMD"). The purchase price for the land and building was $3,600,000. Mr. Vyas, a director of the Company was a manager of SMD.

     At April 30, 2003 the Company had non-interest bearing receivables of approximately $114,000 for advances to a company in which an officer of the Company is an investor. The balance was paid in full during fiscal 2004. This receivable was guaranteed by an officer of the Company.

     During 1996, the Company invested $1,200 in exchange for a 12% limited partnership interest in Lighting Components, L.P. ("LC") and invested $1,300 in Lighting Components, Inc., which is the general partner of LC, in exchange for 13% of its capital stock. At April 30, 1998, the Company had also made advances to LC in exchange for subordinated debentures and promissory notes totaling $280,000. The subordinated debentures and promissory notes totaling $280,000 were fully reserved at April 30, 1998.

     In addition to the subordinated debentures and promissory notes, at April 30, 2000, the Company had recorded miscellaneous receivables, interest and trade receivables from LC of $1,560,000, against which a reserve of $789,000 was recorded. The Company wrote off its investment in LC of $2,500 in the statement of operations for the year ended April 30, 2001. In April 2001, LC sold certain assets to a third party. In connection with the asset sale, the Company received a $400,000 promissory note receivable from a third party. Payments were due on the promissory note as follows: $125,000 plus accrued interest due January 1, 2002, $125,000 plus accrued interest due January 1, 2003, and $150,000 plus accrued interest due January 1, 2004. The payment obligations for $125,000 due January 1, 2003, and 2002, plus accrued interest were paid in December 2002 and 2001, respectively. The payment obligation of $150,000 due January 1, 2004 was paid in January 2004 plus accrued interest. Interest on the promissory note will accrue at 5% per annum. The third party also agreed to pay LC royalties on certain sales derived from the purchase of the acquired assets as defined in the agreement. LC or its successor will receive royalty payments through April 30, 2007. Per the terms of a separate agreement, the Company will receive its share of the royalty payments. These royalty payments, if any, will be recorded by the Company as received and reflected as payments on the notes.

                                 MISCELLANEOUS

     The Company's 2004 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

COST OF SOLICITATION

     All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company by telephone or telecopy. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

PROPOSALS OF STOCKHOLDERS

     In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company's 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company before April 18, 2005 in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 2005 Annual Meeting.

     Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. The stockholder must comply with the procedures specified by the Company's by-laws which require all stockholders who intend to make proposals at an annual stockholders meeting to send a proper notice which is received by the Secretary not less than 120 or more than 150 days prior to the first anniversary of the date of the Company's consent solicitation or proxy statement released to stockholders in connection with the previous year's election of directors or meeting of stockholders; provided, that if no annual meeting of stockholders or election by consent was held in the previous year, or if the date of the annual meeting has been changed from the previous year's meeting, a proposal must be received by the Secretary within 10 days after the Company has publicly disclosed the date of such meeting.

     The Company currently anticipates the 2005 Annual Meeting of stockholders will be held September 16, 2005.

     The by-laws also provide that nominations for director may only be made by or at the direction of the Board of Directors or by a stockholder entitled to vote who sends a proper notice which is received by the Secretary no less than 60 or more than 90 days prior to the meeting; provided, however, that if the Company has not publicly disclosed the date of the meeting at least 70 days prior to the meeting date, notice may be timely made by a stockholder if received by the Secretary no later than the close of business on the 10th day following the day on which the Company publicly disclosed the meeting date.

     Some brokers and other nominee record holders may be participating in the practice of "householding" corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this proxy statement to you if you call or write us at the following address or phone number: SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007,
Telephone: (800) 700-9095. If you want to receive separate copies of our corporate communications to stockholders such as proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact the Company at the above address and phone number.

                                          By order of the Board of Directors




                                          LINDA K. BLAKE
                                          Secretary

Dated: August 16, 2004

                                                                      APPENDIX A

                                 CHARTER OF THE
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                         SIGMATRON INTERNATIONAL, INC.

I. FUNCTIONS

     The functions of the Audit Committee (the "Committee") of SigmaTron International, Inc. (the "Company") shall include: (1) review of the scope of the audit; (2) review with the independent accountants the corporate accounting practices and policies and recommend to whom reports should be submitted within the Company; (3) review with the independent accountants their final report; (4) review with the internal and independent accountants overall accounting and financial controls; and (5) being available to the independent accountants and management for consultation purposes.

II. COMPOSITION

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall satisfy the independence requirements under applicable law, rules and regulations, including the rules of the Nasdaq Stock Market, Inc. ("Nasdaq"). Notwithstanding the foregoing, one director who (a) is not independent as defined in Nasdaq Rule 4200, (b) meets the criteria set in
Section 301 in the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, (c) does not own or control 20% or more of the Company's voting securities, and (d) is not a current officer or employee or a family member of such officer or employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the Committee.

     Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve in such capacity until the next annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full committee membership.

III. MEETINGS

     The Committee shall meet at least four times annually, and more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with the chief financial officer and the independent accountants to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet in person or by telephone conference call with the independent accountants and management quarterly to review the Company's financials consistent with IV.3 below.

IV. RESPONSIBILITIES

     The Audit Committee shall have the following responsibilities:

Documents/Reports Review

     1.   Review this Charter annually and update it as conditions dictate.

     2. Review the Company's annual financial reports and other financial information submitted to the Securities and Exchange Commission (the "SEC"), or the public, including any certification, attestation, report, opinion or review rendered by the independent accountants, and the independent accountants' judgment as to the quality of the Company's accounting principles.

     3. Review with the chief financial officer or his/her delegate and, if the Committee believes it to be advisable, the independent accountants, quarterly reports on Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

     4. Issue a report to the Board disclosing whether (a) the Committee has reviewed and discussed the audited financial statements with management; (b) the Committee has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented; (c) the Committee has received the written disclosures and the letter from the independent accountants required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the accountants the accountants' independence; and (d) whether, based on the review and discussions referred to in (a) -- (c) above, the Committee recommended to the Board that the financial statements be included in the Annual Report on Form 10-K or 10-KSB for the last fiscal year for filing with the SEC. These disclosures shall appear over the printed names of each member of the Committee, and shall be included in the Company's proxy statement, if said proxy statement relates to an annual meeting of stockholders at which directors are to be elected (or special meeting or written consents in lieu of such meeting). The disclosures shall be made at least once a year.

Independent Accountants

     5. Select, evaluate, and, where appropriate, replace the independent accountants, and, if appropriate, nominate the independent accountants to be proposed for stockholder ratification or approval in any proxy statement. The independent accountants are ultimately accountable to the Committee, which has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

     6. Pre-approve all audit and permitted non-audit services to be performed by the independent accountants (subject to the de minimis exceptions under applicable law, rules and regulations). However, the Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals, and the decisions of any member to whom such authority is delegated shall be presented to the full Committee at its next regularly scheduled meeting. In determining whether to pre-approve permitted non-audit services, the Committee (or the members with authority to pre-approve) shall consider whether the independent accountants' performance of such services is compatible with independence.

     7. Approve the fees and other compensation to be paid to the independent accountants. On at least an annual basis, to determine the accountants' independence, the Committee should discuss with the independent accountants all significant relationships or services the independent accountants have that may impact their objectivity and independence, taking into consideration the written statement that shall be obtained from the accountants to determine the accountants' independence setting forth the relationships between the independent accountants and the Company consistent with ISB Standard No. 1.

     8. Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

     9. Receive copies of the annual comments from the independent accountants on accounting practices and policies and systems of control of the Company, and review with them any questions, comments or suggestions they may have relating thereto.

     10. Oversee regular rotation of the lead audit partner, as required by applicable law, rules and regulations, and consider whether rotation of the independent accountants or their lead audit partner is necessary to ensure independence.

     11. Take other appropriate action to oversee the independence of the independent accountants.

Financial Reporting Processes

     12. Review with management and the independent accountants not less than annually the internal controls, disclosure controls and procedures, and accounting and audit activities of the Company.

     13. Review with management and the independent accountants significant exposure risks and the plans to appropriately control such risks.

     14. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal accounting department.

     15. Review with management and the independent accountants accounting policies which may be viewed as critical, and review significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial reports. Review with management accounting estimates in the event (a) an estimate requires the Company to make assumptions about matters that are highly uncertain at the time the accounting estimate is made, and (b) different estimates that the Company reasonably could have used in the current period, or changes in the accounting estimates that are reasonably likely to occur from period to period, would have a material impact on the presentation of the Company's financial condition, changes in financial condition or results of operations.

     16. Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal controls, accounting practices, internal audit procedures, and disclosure controls and procedures of the Company, taking into account current accounting and regulatory trends and developments, and take such action with respect thereto as may be deemed appropriate by the Committee. The Committee shall have the authority to retain outside advisors to assist it in the conduct of any investigation, examination or review.

     17. Review with management and the independent accountants any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

     18. Review communications required to be submitted by the independent accountants concerning (a) critical accounting policies and practices used, (b) alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management and the ramifications of such alternatives and the accounting treatment preferred by the independent accountants, and (c) any other material written communications with management.

     19. Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and any management letter provided by the independent accountants and management's response to any such letter.

Internal Controls and Process Improvement

     20. Evaluate whether senior management is setting the appropriate tone at the top by reviewing their communication with other personnel of the Company regarding the importance of internal controls and evaluate whether the members of senior management possess an understanding of their roles and responsibilities.

     21. Establish a regular system of reporting to the Committee and internally within the Company by management, the independent accountants and the internal accounting department.

     22. Review the scope of the audit to be performed, and the audit procedures to be used, by the independent accountants, as a part of the annual audit process.

     23. Review and attempt to resolve disagreements between management and the independent accountants regarding financial reporting.

     24. Review, at least annually, the then current and future programs of the internal accounting department, including the procedure for assuring implementation of accepted recommendations made by the independent accountants, and review the implementation of any accepted recommendations.

     25. Consider and approve, upon the recommendation of management or upon its own motion, any non-audit services to be performed by providers other than the independent accountants relating to internal controls or current or future programs, functions, or services that are the responsibility of the internal accounting department.

     26. Establish procedures in accordance with applicable law, rules and regulations for (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other Responsibilities

     27. Review and make approval decisions regarding all related-party transactions, as required by applicable law, rules and regulations.

     28. If appropriate, obtain advice and assistance from outside legal, accounting or other advisors and determine the funding for such advice and assistance which shall be paid by the Company.

     29. If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

     30. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, rules or regulations as the Committee or the Board deems necessary or appropriate.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or determine that the Company's financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent accountants.

                                                                      APPENDIX B

                         SIGMATRON INTERNATIONAL, INC.

                        2004 EMPLOYEE STOCK OPTION PLAN

     1. PURPOSE. The purpose of this Employee Stock Option Plan (the "Plan") is to enable SigmaTron International, Inc. (the "Company") and any of its subsidiaries (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) to attract and retain as employees people of initiative and ability, and to provide additional incentives to employees.

     2. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided below and in Paragraph 7, the shares to be offered under the Plan shall consist of common stock, $0.01 par value, of the Company ("Shares"), and the total number of Shares that may be issued under the Plan shall not exceed two hundred forty thousand (240,000) Shares. An Option is a right to purchase Shares, subject to adjustments as provided herein, pursuant to the terms and conditions of the Plan ("Option"). If an Option granted under the Plan expires, terminates or is canceled, the unissued Shares subject to such Option shall again be available under the Plan.

     3. EFFECTIVE DATE AND DURATION OF PLAN.

          (a) Effective Date. The Plan shall become effective on July 8, 2004, the date of its adoption by the Board of Directors of the Company (the "Effective Date"). However, no Option granted under the Plan shall become exercisable until the Plan is approved by the affirmative vote of the holders of a majority of the Shares present at, or represented and entitled to vote at, a stockholders meeting duly held in accordance with the applicable laws of the state of Delaware, and any awards under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation and Paragraph 6, Options may be granted at any time after the Effective Date and before termination of the Plan.

          (b) Duration. Unless terminated earlier, the Plan shall continue in effect until all Shares available for issuance under the Plan have been issued. The Board of Directors may suspend or terminate the Plan at any time except with respect to Options then outstanding under the Plan. Termination shall not affect any outstanding Options.

     4. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company. The Committee shall be not less than two members and comprised solely of Non-employee Directors, as defined by Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 (the "1934 Act"), or any successor definition adopted by the Securities and Exchange Commission, and who shall each also qualify as an Outside Director for purposes of Section 162(m) of the Code and as an Independent Director under rules promulgated by Nasdaq. The Committee shall determine and designate from time to time the employees to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards, except that only the Board of Directors may amend, suspend or terminate the Plan as provided in Paragraphs 3 and 12. Subject to the provisions of the Plan, the Committee may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to Shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The interpretation and construction by the Committee of the provisions of the Plan, any Option granted under the Plan and any related agreement shall be final except as otherwise determined by the Board of Directors. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

     5. ELIGIBILITY. Any awards may be made to employees, including employees who are officers or directors, of the Company or a subsidiary thereof; provided, however, no member of the Committee shall be eligible for selection as a person to whom awards may be made. The Committee shall select the employees to whom awards shall be made. The Committee shall specify the action taken with respect to each employee to whom an award is made under the Plan. At the discretion of the Committee, an employee may be given an election to surrender an award in exchange for the grant of a new award. The number of Shares subject to Options granted in a fiscal year to each executive officer whose compensation is subject to reporting in the Company's annual proxy statement (an "Executive Officer") shall not exceed 100,000 Shares for any fiscal year in which such person serves as an Executive Officer.

     6. OPTION GRANT.

          (a) Grant. An Optionee is an individual that has been granted an Option by the Company ("Optionee"). The Committee has the authority and discretion to grant Options under the Plan. With respect to each Option grant, and subject to the terms of the Plan, the Committee shall determine the number of Shares subject to the Option, the price at which the Option may be exercised (the "Option price"), the period of the Option, and the time or times at which the Option may be exercised. The Option price for a particular Option shall be such price as may be fixed by the Committee, but in no event less than the minimum required in order to comply with any applicable law, rule or regulation. Options shall be evidenced by written agreements, the form of which shall be approved by the Committee, which shall, among other things (i) designate the Option as either an Incentive Stock Option under Section 422 of the Code ("ISO") or a Non-statutory Stock Option ("NSO"); (ii) specify the number of Shares covered by the Option;
     (iii) specify the Option price, determined in accordance with Paragraph 6 hereof, for the Shares subject to the Option; (iv) specify the Option period determined in accordance with this Paragraph 6; (v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and (vi) contain such other terms and conditions consistent with the Plan, including without limitation, conditioning the grant upon the receipt of an agreement by the Optionee not to compete with the Company, as the Committee may, in its discretion, prescribe. In addition, the Committee may provide for any further restrictions or provisions in the Option which it deems appropriate. Subject to the conditions of, and within the limitations prescribed in, Paragraph 12 hereof, the Committee may cancel, modify, extend or renew outstanding Options. Notwithstanding the foregoing, no modification will, without the prior written consent of the Optionee, alter, impair or waive any rights or obligations associated with any Option earlier granted under the Plan. Options shall be either ISOs or NSOs. ISOs shall meet all of the requirements of this Paragraph 6 other than Subparagraph 6(d). NSOs shall meet the requirements of Subparagraphs 6(a) and 6(c) through 6(g).

          (b) Incentive Stock Options. ISOs shall be subject to the following terms and conditions (references in this Subparagraph 6(b) to "employee" shall not include advisors or consultants; only common law employees may receive ISOs):

             (i) ISOs may be granted under the Plan to an employee possessing more than ten percent of the total combined voting power of all classes of stock of the Company only if the Option price is at least 110 percent of the fair market value of the Shares subject to the Option on the date it is granted, as described in Subparagraph 6(b)(iii), and the Option by its terms is not exercisable after the expiration of five years from the date it is granted.

             (ii) Subject to Subparagraphs 6(b)(i) and 6(c), ISOs granted under the Plan shall continue in effect for the period fixed by the Committee, except than no ISO shall be exercisable after the expiration of ten years from the date it is granted.

             (iii) The Option price per Share shall be determined by the Committee at the time of grant. Subject to Subparagraph 6(b)(i), the Option price shall not be less than 100 percent of the fair market value of the Shares covered by the ISO at the date the Option is granted. The fair market value shall be deemed to be the closing price of the Shares as reported in the Nasdaq listing in The Wall Street Journal, or such other reported value of the Shares as shall be specified by the Committee, on the day preceding the grant of the Option, or if such day is not a trading day, then on the immediately preceding trading day.

             (iv) No ISO shall be granted on or after the tenth anniversary of the Effective Date of the Plan.

             (v) No ISO shall provide any person with a right to purchase Shares to the extent that such right first becomes exercisable during a prescribed calendar year and the sum of (i) the fair market value (determined as of the date of grant) of the Shares subject to such ISO which first become available for purchase during such calendar year plus
        (ii) the fair market value (determined as of the date of grant) of all Shares subject to ISOs previously granted to such person under all plans of the Company first become available for purchase during such calendar year exceeds $100,000. If the Code is amended to provide for a different limitation from that set forth in this Paragraph, such different limitation shall be deemed incorporated herein effective as of the effective date of such amendment and with respect to such Options as required or permitted by such amendment to the Code.

             (vi) Without written notice to the Committee, an Optionee may not dispose of Shares acquired pursuant to the exercise of an ISO until after the later of (i) the second anniversary of the date on which the ISO was granted, or (ii) the first anniversary of the date on which the Shares were acquired. An Optionee shall make appropriate arrangements with the Company for any taxes which the Company is obligated to collect in connection with any disposition of Shares acquired pursuant to the exercise of an ISO, including any federal, state or local withholding taxes.

             (vii) Should Section 422 of the Code be amended during the term of the Plan, the Committee may modify the Plan consistently with such amendment.

          (c) Exercise of Options. Except as provided in Subparagraph 6(f), no Option granted under the Plan to an employee may be exercised unless at the time of such exercise the Optionee is employed by the Company and shall have been so employed continuously since the date such Option was granted. Absence on leave or on account of illness or disability under rules established by the Committee shall not, however, be deemed an interruption of employment for this purpose. Except as provided in Subparagraphs 6(f), 7 and 8, Options granted under the Plan may be exercised from time to time over the period stated in each Option in such amounts and at such times as shall be prescribed by the Committee, provided that Options shall not be exercised for fractional shares, and the election to exercise an Option shall be made in accordance with applicable federal and state laws and regulations. Unless otherwise determined by the Committee, if the Optionee does not exercise an Option in any one year with respect to the full number of Shares to which the Optionee is entitled in that year, the Optionee's rights shall be cumulative and the Optionee may purchase those Shares in any subsequent year during the term of the Option. No Option shall be exercisable after the expiration of ten years from the date it is granted.

          (d) Transferability. An ISO granted under this Plan is not transferable by the Optionee except by will or the laws of descent and distribution and, during the lifetime of the Optionee, it is exercisable only by the Optionee. The Committee shall retain the authority and discretion to permit an NSO to be transferable as long as such transfers are made only to a Permitted Transferee (as herein defined); provided that
     (i) such transfer is a bona fide gift and accordingly, the Optionee receives no value for the transfer, as provided in the instructions to SEC Form S-8, (ii) that the NSOs transferred continue to be subject to the same terms and conditions that were applicable to the NSOs immediately prior to the transfer, and (iii) that the NSOs may not be otherwise or subsequently sold, pledged, assigned or transferred in any manner except by will or the laws of descent or distribution or pursuant to a domestic relations order. "Permitted Transferee" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Optionee (a "Family Member"), any person sharing the Optionee's household (other than as a tenant or employee), or a trust or other entity in which Family Members and the Optionee have more than fifty percent of the beneficial or voting interests. In the event of the Optionee's death, the NSO may be exercised only by a person who acquired the right to exercise it by reason of the death of the Optionee. Neither the Optionee, any Permitted Transferee, nor any person who acquires the right to exercise the NSO by reason of the death of the Optionee will be deemed to be a holder of any Shares subject to the NSO unless and until certificates for those Shares are issued to such person. A Permitted Transferee may not subsequently transfer an NSO. The designation of a beneficiary shall not constitute a transfer.

          (e) Vesting. Options granted under the Plan shall vest according to such schedule as the Committee may prescribe at the time of grant, which may include full and immediate vesting. Reference to "Option" in the Plan means all vested and non-vested Options unless otherwise specifically stated.

          (f) Termination of Employment or Death.

             (i) With respect to ISOs:

             (A) If the employment of an employee is terminated, any then outstanding Options held by such employee to the extent vested at termination of employment shall be exercisable, in accordance with the provisions of the Option agreement, by such employee at any time prior to the expiration date of such Option or within three months after the date of termination of employment, whichever is the shorter period.

             (B) Notwithstanding the provisions of Subparagraph 6(f)(i)(A), and unless the Board of the Directors of the Company determines otherwise, if the employee's employment is terminated because of a disability described in Section 422(c)(6) of the Code ("Disability"), any then outstanding Options held by such employee to the extent vested at termination of employment shall be exercisable, in accordance with the Option agreement, by such employee at any time prior to the expiration date of such Option or within one year after the date of termination of employment, whichever is the shorter period.

             (C) Notwithstanding the provisions of Subparagraph 6(f)(i)(A), if the employee dies while employed by the Company, any then outstanding Options held by such employee to the extent vested on the date of death shall be exercisable, in accordance with the provisions of the Option agreement, by the duly appointed representative of the employee's estate at any time prior to the expiration date of such Option or within one year after the date of death, whichever is the shorter period.

             (ii) If a termination under Subparagraph 6(f)(i)(B) or (C) occurs, any unvested portion of the Option held by the employee shall become vested, provided that the aggregate value of Shares with respect to which any ISO first becomes exercisable in the calendar year of the termination of employment does not exceed $100,000. If the value of Shares which become fully vested under an ISO exceed $100,000, such excess shall be treated as stock subject to an NSO. For purposes of the $100,000 limitation, the fair market value of the Shares on the date the ISO was granted shall be used in determining the value of the Shares, with fair market value to be determined in accordance with Subparagraph 6(b)(iii). If the Code is amended to provide for a limitation different from the one set forth in this Paragraph, such different limitation shall be deemed incorporated herein effective as of the effective date of such amendment and with respect to such Options as required or permitted by such amendment to the Code.

             (iii) With respect to NSOs:

             (A) If the employment of an Optionee is terminated "for cause," then the unvested portion of any then outstanding Options held by such Optionee shall be immediately canceled and the unexercised, vested portion of any then outstanding Options held by such Optionee shall be exercisable (to the extent then exercisable), by the Optionee or Permitted Transferee (defined in Paragraph 6(d)) at any time prior to the expiration date or within three months after the date of termination of employment, whichever is the shorter period. A termination "for cause" means any termination due to (i) conviction of a felony; (ii) Optionee's refusal, after at least 30 days advance written notice from the Company's Board of Directors, to carry out a direct order of the Board of Directors (other than an order to relocate Optionee more than 25 miles from his place of employment); or (iii) a finding by the Board of Directors that Optionee has defrauded the Company or any affiliate of the Company.

             (B) If the employment of an Optionee is terminated by the Company, but such termination is not "for cause," as defined above, then the unvested portion of any then outstanding Options held by such Optionee shall be immediately canceled and the vested portion of any then outstanding Options held by such Optionee shall continue in effect after the Optionee's termination of employment under the terms of the Option. This subparagraph shall also apply to an Optionee who voluntarily terminates employment with the Company.

             (C) If the employment of Optionee is terminated because of the death or permanent disability (as described in Section 422 (c)(6) of the Internal Revenue Code of 1986, as amended (the "Code")) of the Optionee when employed, then the unvested portion of any then outstanding Options held by such Optionee shall be immediately vested and the unexercised vested portion of any then outstanding Options held by such Optionee at the time of death shall be exercisable in full (including the portion which, but for this provision, would not be exercisable) by the person or persons entitled to do so under the will of the Optionee, or if the Optionee shall fail to make testamentary disposition of the Option or shall die intestate, by the legal representative of the Optionee or by a permitted transferee, at any time prior to the expiration date of such Option.

             (iv) For all Options issued hereunder, to the extent that the Option of any deceased Optionee or any Optionee whose employment terminates is not exercised within the applicable period, all further rights to purchase Shares pursuant to such Option shall cease and terminate.

          (g) Purchase of Shares. Unless the Committee determines otherwise, Shares may be acquired pursuant to an Option granted under the Plan only upon receipt by the Company of notice in writing from the Optionee of the Optionee's intention to exercise, specifying the number of Options the Optionee desires to exercise and the date on which the Optionee desires to complete the transaction, and such other documentation as may be required by the Company. Unless the Committee determines otherwise, on or before the date specified for completion of the purchase of Shares pursuant to an Option, the Optionee must have paid the Company the full purchase price of such Shares in cash or by check, or, with the consent of the Committee, in whole or in part, by a cashless exercise as described below. The Optionee may tender Shares only if the Optionee has not acquired any Shares (including the Shares being tendered), other than in an acquisition exempt from Section 16(b) of the 1934 Act and rules and regulations promulgated thereunder, for a period of at least six months prior to the tender. The fair market value of the Shares provided in payment of the Option price shall be deemed to be the closing price of the Shares as reported in the Nasdaq listing in The Wall Street Journal, or such other reported value of the Shares as shall be specified by the Committee, on the day preceding the exercise of the Option, or if such day is not a trading day, then on the immediately preceding trading day. No Shares shall be issued until full payment therefor has been made. No Shares shall be delivered pursuant to the exercise of any Option, in whole or in part, until the Shares are qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto, and such Shares are listed on each securities exchange on which Shares may then be listed. With the consent of the Committee, and if permitted under applicable law, an Optionee may request the Company to apply automatically the Shares to be received upon the exercise of a portion of a Option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the Options. If the Company is required to withhold on account of any present or future tax imposed as a result of an exercise, the Committee shall have the sole discretion to determine whether such withholding shall be satisfied by a cash payment from Optionee or by withholding Shares having a fair market value equal to the amount of the required withholding. (Fair market value shall be determined using the closing price of the Shares as reported in the Nasdaq listing in The Wall Street Journal, or such other reported value of the shares as shall be specified by the Committee, on the day prior to the date the amount of withholding is determined.) However, no such withholding of Shares shall occur until the Company has been subject to the requirements of Section 13(a) of the 1934 Act for at least one year prior to the exercise of the Option, and the Company regularly releases its quarterly and annual summary statements of sales and earnings for publication. Such exercise may, if permitted under applicable law, include a cashless exercise if the Options are tendered to a securities broker pre-approved by the Company in exchange for the number of Shares the fair market value of which is equal to the aggregate difference between the Option price and the fair market value of the Options so tendered.

     7. CHANGES IN CAPITAL STRUCTURE. If any change is made in the Shares subject to the Plan or subject to the Options granted under the Plan (through reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split, combination of shares or dividend payable in Shares or otherwise), adjustments as it deems appropriate shall be made by the Committee in the number and kind of Shares available for awards under the Plan, provided that this Paragraph 7 shall not apply with respect to transactions referred to in Paragraph 8. In addition, the Committee shall make such adjustments as it deems appropriate in the number and kind of Shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable and/or the Option price, to the end that the Optionee's proportionate interest is maintained as before the occurrence of such event. The Committee may also require that any securities issued in respect of or in exchange for Shares issued hereunder that are subject to restrictions be subject to similar restrictions. Notwithstanding the foregoing, the Committee shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Committee. Any such adjustments made by the Committee shall be conclusive.

     8. SPECIAL ACCELERATION IN CERTAIN EVENTS.

          (a) Notwithstanding any other provisions of the Plan, upon the occurrence of any of the following events (each, a "Corporate Transaction"):

             (i) any consolidation, merger, plan of exchange, or transaction involving the Company ("Merger") in which the Company is not the continuing or surviving corporation or pursuant to which the Shares would be converted into cash, securities or other property, other than a Merger involving the Company in which the holders of the Shares immediately prior to the Merger have the same proportionate ownership of common stock of the surviving corporation after the Merger, or

             (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company, or

             (iii) a "person" within the meaning of Section 13(d) of the 1934 Act (other than the Company) becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, in one or more transactions, of shares of common stock of the Company representing 50% or more of the total number of votes that may be cast by all stockholders of the Company voting as a single class, or the first day on which shares of the Company's common stock are purchased pursuant to a tender offer or exchange offer, all Options shall vest and become fully exercisable as to all of the Shares subject to the Options as of the date thirty (30) days prior to the date of the Corporate Transaction. The exercise or vesting of any Option and any Shares acquired upon the exercise thereof that was permissible solely by reason of this Paragraph 8 shall be conditioned upon the consummation of the Corporate Transaction. Any Options that are not exercised as of the date of the Corporate Transaction shall terminate and cease to be outstanding effective as of the date of the Corporate Transaction.

          (c) Other than upon the occurrence of any of the events described in this Paragraph 8, the Committee shall have the authority at any time or from time to time to accelerate the vesting of any individual Option and to permit any Option not theretofore exercisable to become immediately exercisable.

     9. CORPORATE MERGERS, ACQUISITIONS, ETC. The Committee may also grant Options under the Plan having terms, conditions and provisions that vary from those specified in the Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing Options, issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

     10. ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to the participation of Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the 1934 Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3. An Insider is an officer or a director of the Company or any other person whose transactions in Shares are subject to Section 16 of the 1934 Act.

     11. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board of Directors or officers or employees of the Company, any director, officer or employee of the Company to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company's own expense to handle and defend same.

     12. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors at any time, and from time to time, may amend or terminate the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in Paragraphs 6(f), 7 and 8, however, no change in an award already granted shall be made without the written consent of the holder of such award (unless such termination or amendment is required to enable an Option designated as an ISO to qualify as an incentive stock option or is necessary to comply with any applicable law, regulation or rule), and no amendment or termination shall be made which without the approval of the stockholders of the Company would cause the Plan to no longer comply with Rule 16b-3 under the 1934 Act, Sections 162(m) or 422 of the Code or any other regulatory requirements. Notwithstanding the immediately foregoing, no amendment of the Plan which increases the aggregate number of Shares available under the Plan except to reflect events described in Paragraph 7 hereof, changes the class of employees eligible to participate in the Plan, extends the term of the Plan, or reduces the minimum permissible exercise price of an Option under the Plan that is approved by the Board of Directors shall be effective unless, within 12 months of the date of adoption of such amendment, the amendment is approved by the stockholders of the Company.

     13. APPROVALS. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange or trading system on which the Company's shares may then be listed or admitted for trading, in connection with grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Options or Shares under the Plan if such issuance or delivery would violate applicable state or federal securities law, or any other state or federal law or regulation.

     14. EMPLOYMENT RIGHTS. Nothing in the Plan or any award pursuant to the Plan shall confer upon any employee any right to be continued in the employment of the Company or shall interfere in any way with the right of the Company to terminate an employee's employment at any time, for any reason, with or without cause, or to increase or decrease an employee's compensation or benefits or to alter the terms of employment.

     15. RIGHTS AS A STOCKHOLDER. The recipient of any award under the Plan shall have no rights as a stockholder with respect to any Shares until the date of issue to the recipient of a stock certificate for such

Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     16. GOVERNING LAW. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the state of Illinois except to the extent that Illinois laws are preempted by any federal statute, regulation, judgment or court order, including but not limited to, the Code.

     17. MISCELLANEOUS.

          (a) Nothing contained in the Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          (b) The Committee shall condition any grant of any Option under the Plan upon the recipient's execution and delivery to the Company of an agreement not to compete with the Company during the recipient's employment with the Company and for such period thereafter as shall be determined by the Committee. Such covenant against competition shall be in a form satisfactory to the Committee.

     IN WITNESS WHEREOF, this Plan is executed this      day of           ,
2004, to be effective as of the Effective Date.

                                          SIGMATRON INTERNATIONAL, INC.,
                                          a Delaware corporation

                                          BY:
                                            ------------------------------------
                                              Gary R. Fairhead, President and
                                              CEO

                                   APPENDIX A

OPTIONEE     NUMBER OF OPTIONS
--------     -----------------

                                                                      APPENDIX C

                         SIGMATRON INTERNATIONAL, INC.
                       2004 DIRECTORS' STOCK OPTION PLAN

     1. PURPOSE. This Stock Option Plan ("the Plan") is intended to encourage stock ownership by Non-Employee Directors of SigmaTron International, Inc., a Delaware corporation (the "Company"), so that they may acquire or increase their proprietary interest in the success of the Company, and to encourage them to remain as Directors of the Company.

     2. ELIGIBILITY. An Option is a right to purchase shares of common stock, $0.01 par value, of the Company (the "Shares"), subject to adjustments as provided herein, pursuant to the terms and conditions of the Plan ("Option"). The persons who shall be eligible to receive Options shall be Directors of the Company (the "Eligible Directors") who are not full-time employees of or consultants to the Company.

     3. SHARES. Subject to the provisions of Paragraph 9 (relating to the adjustment upon changes in Shares), there will be reserved for issuance upon the exercise of Options to be granted from time to time under the Plan an aggregate of sixty thousand (60,000) Shares. If an Option granted under the Plan expires, terminates or is canceled, the unissued Shares subject to such Option shall again be available under the Plan.

     4. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), comprised solely of individuals who are Non-Employee Directors as defined by Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 (the "1934 Act") and who shall also qualify as Independent Directors under rules promulgated by Nasdaq. The interpretation and construction by the Committee of the provisions of the Plan, any Option granted under it and any related agreement shall be final except as otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

     5. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a) On each of the regular annual stockholders meetings for each of the years 2004 and 2005 (each such date is hereafter the "Date of Grant"), each Eligible Director ("Optionee") shall receive an Option for five thousand (5,000) Shares, and such Options shall vest immediately upon grant.

     (b) Each Option shall state the exercise price of the Option (the "Option price") which shall be 100% of the fair market value of the Shares on the applicable Date of Grant. The fair market value for purposes of this paragraph 5(b) is defined as the closing price of the Shares as reported in the Nasdaq listing in The Wall Street Journal, or such other reported value of the Shares as shall be specified by the Committee, on the day preceding the Date of Grant, or if such day is not a trading day, then on the immediately preceding trading day.

     (c) The Option shall be exercised by giving written notice to the Company, accompanied by full payment of the Option price. The Option price shall be paid in cash or by check upon the exercise of the Option, or in lieu thereof an Option holder may make payment in whole or in part by a cashless exercise as described below. For purposes of this paragraph 5(c), fair market value is defined as the closing price of the Shares as reported in the Nasdaq listing in The Wall Street Journal, or such other reported value of the Shares as shall be specified by the Committee, on the day preceding the exercise of the Option, or if such day is not a trading day, then on the immediately preceding trading day. The Optionee may tender Shares only if the Optionee has not acquired any Shares (including the Shares being tendered), other than in an acquisition exempt from Section 16(b) of the 1934 Act and rules and regulations promulgated thereunder, for a period of at least six months prior to the tender. In addition and if permitted under applicable law, such exercise may include a cashless exercise if the Options are tendered to a securities broker approved by the Company in exchange for the number of Shares the fair market value of which is equal to the aggregate difference between the Option price and the fair market value of the Options so tendered.

     (d) The term of any Option shall be ten (10) years from the Date of Grant.

     (e) In no event shall any Option be exercisable prior to the approval of the Plan by the holders of a majority of the Shares present, or represented and entitled to vote, at the Company's next annual stockholders meeting duly held in accordance with the applicable laws of the State of Delaware.

     (f) The Committee shall retain the authority and discretion to permit an Option to be transferable as long as such transfers are made only to a Permitted Transferee (as herein defined); provided (i) that such transfer is a bona fide gift and the Optionee receives no value for the transfer, as provided in the instructions to Form S-8 of the Securities and Exchange Commission, (ii) that the Options that are transferred continue to be subject to the same terms and conditions that were applicable to the Options immediately prior to the transfer, and (iii) that the Option may not be otherwise or subsequently sold, pledged, assigned or transferred in any manner except by will or the laws of descent or distribution or pursuant to a domestic relations order. "Permitted Transferee" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Optionee (a "Family Member"), any person sharing the Optionee's household (other than as a tenant or employee), or a trust or other entity in which Family Members and the Optionee have more than fifty percent of the beneficial or voting interest. In the event of the Optionee's death, the Option may be exercised only by a person who acquired the right to exercise it by reason of the death of the Optionee. Neither the Optionee, any Permitted Transferee, nor any person who acquires the right to exercise the Option by reason of the death of the Optionee will be deemed to be a holder of any Shares subject to the Option unless and until certificates for those shares are issued to such person. The designation of a beneficiary shall not constitute a transfer.

     (g) An Option shall remain exercisable pursuant to its terms if the Optionee ceases to be a Director of the Company for any reason, and may be exercised by the Optionee or his successor or assign after his death, in each case to the extent and in the manner exercisable by Optionee. Notwithstanding the foregoing, if an Optionee's directorship is terminated on account of any act of: (1) fraud; (2) intentional misrepresentation; (3) embezzlement; or (4) misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company, the Optionee or his successors or assigns may exercise his Option at any time within three months after termination of his directorship, or at any time prior to the expiration date of such Option, whichever is the shorter period, but only to the extent that it was exercisable by Optionee on the date of termination of his office. The Company assumes no responsibility and is under no obligation to notify a Permitted Transferee of early termination of an Option on account of a Director's termination of office. During the applicable exercise period, the Option may not be exercised for more than the number of vested Shares (if any) for which it is exercisable at the time of the Optionee's cessation of Board service.

     (h) Neither an Optionee nor his Permitted Transferee, legal representative, heir, legatee, or distributee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Option unless and until he has paid the Company the full purchase price of such Shares and received a certificate or certificates therefor. Except as provided in Paragraph 9 hereof, no adjustments will be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, or for distributions for which the record date is prior to the date on which the Option is exercised.

     (i) The minimum number of Shares with respect to which an Option may be exercised in part at any time is 100.

     6. RESTRICTIONS ON SHARES. The certificate or certificates representing the Shares to be issued or delivered upon exercise of an Option may bear such legends required by any applicable securities laws. Nothing herein or any Option granted hereunder will require the Company to issue any stock upon exercise of any Option if the issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended (the "1933 Act"), the Illinois securities laws, or any other applicable rule or regulation then in effect, and the Company shall have no liability for failure to issue Shares upon any exercise of Options because of a delay pending the meeting of any such requirements. No Shares shall be delivered pursuant to the exercise of any Option, in whole or in part, until the Shares are qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto, and such Shares are listed on each securities exchange on which Shares may then be listed or otherwise bear appropriate restrictive legend.

     7. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the Options granted hereunder and the obligation of the Company to sell and deliver Shares upon exercise of such Options, will be subject to all applicable federal and state laws, rules, regulations and to such approvals by any government or regulatory authority or investigative agency as may be required.

     8. NO IMPLIED COVENANTS. Neither the Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained in office.

     9. ADJUSTMENTS UPON CHANGES IN SHARES. If any change is made in the Shares subject to the Plan or subject to any Option granted under the Plan (through reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split, combination of shares, dividend payable in Shares or otherwise), adjustments as it deems appropriate shall be made by the Committee in the number and kind of Shares available for awards under the Plan. In addition, the Committee shall make adjustments as it deems appropriate in the number and kind of Shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, and/or the Option Price, to the end that the Optionee's proportionate interest is maintained as before the occurrence of such event.

     10. AMENDMENT OF THE PLAN. The Board of Directors at any time, and from time to time, may amend the Plan, subject to the limitation, however, that, except as provided in Paragraph 9 (relating to adjustments upon changes in Shares), no amendment shall be made, except upon approval by vote of a majority of the outstanding shares of the Company, which will:

     (a) increase the number of shares reserved for Options under the Plan; or

     (b) reduce the Option price below 100% of fair market value of the Shares at the time an Option is granted; or

     (c) change the requirements for eligibility for participation under the Plan; or

     (d) extend the term of the Plan;

and provided further that the Plan shall not be amended more than once every six months, other than to comport with changes in applicable law.

     11. TERMINATION OR SUSPENSION OF THE PLAN. The Board of Directors at any time, and from time to time, may suspend or terminate the Plan. Unless previously terminated by the Board, the Plan shall terminate on, and no further Options will be granted after the tenth anniversary of the Effective Date of the Plan, as described in Paragraph 12 hereof. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except by consent of the person to whom the Option was granted.

     12. EFFECTIVE DATE. The Plan shall become effective on the date it is adopted by the Company's Board of Directors, provided that the stockholders approve the Plan within twelve months thereafter.

     13. MODIFICATION, EXTENSION AND RENEWAL. Subject to the conditions of, and within the limitations prescribed in, Paragraph 10 hereof, the Committee may cancel, modify, extend or renew outstanding Options. Notwithstanding the foregoing, no modification will, without the prior written consent of the Optionee, alter, impair or waive any rights or obligations associated with any Option earlier granted under the Plan. Further, but subject to Paragraph 9, the Committee may not change the number of Shares or the class of persons who are eligible to participate in the Plan.

     14. USE OF PROCEEDS FROM SHARES. Cash proceeds from the sale of Shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

     15. CORPORATE REORGANIZATIONS. "Corporate Transaction" shall mean the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding, by another corporation or person. Any Options that are not exercised as of the date of a Corporate Transaction shall terminate and cease to be outstanding effective as of the date of the Corporate Transaction, except that the exercise of any Option that was exercised in anticipation of the Corporate Transaction shall be conditioned upon the consummation of the Corporate Transaction. The Committee may also grant Options under the Plan having terms, conditions and provisions that vary from those specified in the Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing Options issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

     16. GOVERNING LAW. All questions arising with respect to the provisions of the Plan will be determined by application of the Code and the laws of the state of Illinois except to the extent that Illinois laws are preempted by any federal law.

     17. OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     18. ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to the participation of Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the 1934 Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3. An Insider is an officer or a director of the Company or any other person whose transactions in stock are subject to Section 16 of the 1934 Act.

     19. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board, members of the Board to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company's own expense to handle and defend same.

     20. EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Paragraph 5 is prevented by the provisions of Paragraph 6, the Option shall remain exercisable until three months (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in no event later than the Option expiration date.

     IN WITNESS WHEREOF, this Plan is executed this      day of           ,
2004, to be effective as of the Effective Date.

                                          SIGMATRON INTERNATIONAL, INC.,
                                          a Delaware corporation

                                          By:
                                            ------------------------------------
                                              Gary R. Fairhead, President and
                                              CEO

                                   APPENDIX A

OPTIONEE     NUMBER OF OPTIONS
--------     -----------------

                        ANNUAL MEETING OF STOCKHOLDERS OF

                         SIGMATRON INTERNATIONAL, INC.
                               SEPTEMBER 17, 2004


                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                        AND "FOR" PROPOSALS 2 THROUGH 6.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]


1.   Election of Directors:

                                        NOMINEES:
[  ] FOR ALL NOMINEES                   o John P. Chen
                                        o Carl A. Zemenick

[  ] WITHHOLD AUTHORITY
     FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

                                                         FOR   AGAINST   ABSTAIN

2.   PROPOSAL TO RATIFY THE SELECTION OF GRANT           [  ]     [  ]     [  ]
     THORNTON LLP AS INDEPENDENT AUDITORS

3.   PROPOSAL TO APPROVE THE ADOPTION OF THE             [  ]     [  ]     [  ]
     SIGMATRON INTERNATIONAL, INC. 2004 EMPLOYEE
     STOCK OPTION PLAN

4.   PROPOSAL TO APPROVE THE ADOPTION OF THE             [  ]     [  ]     [  ]
     SIGMATRON INTERNATIONAL, INC. 2004 DIRECTORS'
     STOCK OPTION PLAN

5.   PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION  [  ]     [  ]     [  ]
     TO INCREASE TO 12 MILLION THE NUMBER OF AUTHORIZED
     SHARES OF COMMON STOCK OF THE COMPANY

6.   IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS       [  ]     [  ]     [  ]
     MAY PROPERLY COME BEFORE THE MEETING
    (which the Board of Directors does not know of prior to August 16, 2004)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS, AND FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS, AND WILL CONFER THE AUTHORITY IN PARAGRAPH 3.

Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated August 16, 2004 as well as a copy of the 2004 Annual Report to Stockholders.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right   [ ]
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder__________________________________  Date:_______________

Signature of Stockholder__________________________________  Date:_______________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                          SIGMATRON INTERNATIONAL, INC

                               2201 LANDMEIER ROAD
                          ELK GROVE VILLAGE, IL 60007

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Gary R. Fairhead, Linda K. Blake and Henry J. Underwood, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the 2004 Annual Meeting of Stockholders of SIGMATRON INTERNATIONAL, INC. (the "Company") to be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Friday, September 17, 2004 or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting as follows.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)